UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2010

Vycor Medical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-149782	20-3369218
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

80 Orville Drive, Suite 100, Bohemia, NY		11716
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 631-244-1435

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 1.01 Entry Into a Material Definitive Agreement

Effective as of May 14, 2010, Fountainhead Capital Management Limited, the holder of a debenture dated December 2009 in the original face amount of $371,362 and a debenture dated February 2010 in the original face amount of $70,000 (collectively, the “FHC Debentures”) agreed to extend the maturity date of the Debentures, in the aggregate face amount of $441,362, from August 31, 2010 to March 31, 2011. In all other respects, the terms and conditions of the debentures remained unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

None

(d) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYCOR MEDICAL, INC.

/s/ Kenneth T. Coviello

By:________________________

Name:    Kenneth T. Coviello
Title:      Chief Executive Officer

Dated:   May 21, 2010